LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM, Lincoln ChoicePlusSM Access, Lincoln ChoicePlusSM II, Lincoln ChoicePlusSM II Bonus, Lincoln ChoicePlusSM II Access, Lincoln ChoicePlusSM II Advance. Lincoln ChoicePlus AssuranceSM (A Share), Lincoln ChoicePlus AssuranceSM (B Share), Lincoln ChoicePlus AssuranceSM (Bonus), Lincoln ChoicePlus AssuranceSM (C Share), Lincoln ChoicePlus AssuranceSM (L Share), Lincoln ChoicePlus AssuranceSM  (Prime), Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Signature

Supplement dated January 24, 2023 to the Updating Summary Prospectus for Current Contractowners
 dated May 1, 2022

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your updating summary prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Global Allocation Portfolio. It is anticipated that the liquidation will occur on or about April 25, 2023. As a result, this fund will no longer be available as an investment option under your Contract. If you have invested in this fund, you must transfer all money out of the fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on April 24, 2023.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund subaccount on April 25, 2023. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the fund will be allocated to the LVIP Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund prospectuses.

Please retain this Supplement for future reference.